SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 15, 1999


                           CUMETRIX DATA SYSTEMS CORP.
               (Exact Name of Registrant as Specified in Charter)


           California               001-14001                   95-4574138
  (State or Other Jurisdiction     (Commission                 (IRS Employer
        of Incorporation)          File Number)              Identification No.)


                                957 Lawson Street
                               Industry, CA 91748
                   (Address of Principal Executive Offices)

                                (626) 965-6899
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

      Reference is made to the press release of the Registrant issued on July 15, 1999 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 15, 1999                             CUMETRIX DATA SYSTEMS CORP.



                                    By:   /s/ CARL L. WOOD
                                          ------------------------
                                          Carl L. Wood
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER           DESCRIPTION OF EXHIBIT

99.1                     Press Release Issued July 15, 1999


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